Exhibit 10.5
1998 INCENTIVE PLAN
OF
LENNOX INTERNATIONAL INC.
EMPLOYEE
STOCK APPRECIATION RIGHTS AGREEMENT
     THIS STOCK APPRECIATION RIGHTS AGREEMENT (“Agreement”) is made as of ___ (the “Grant Date”), by and between LENNOX INTERNATIONAL INC., a Delaware corporation (the “Company”), and ___ (“Grantee”).
     The Company has adopted the 1998 Incentive Plan of Lennox International Inc. (the “Plan”), a copy of which is appended to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees, directors, consultants and other independent contractors of the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Plan.
     Pursuant to the Plan, the Committee, which has generally been assigned responsibility for administering the Plan, has determined that it is in the interest of the Company and its stockholders to grant the stock appreciation rights (“SAR”) provided herein in order to provide Grantee with additional remuneration for services rendered, to encourage Grantee to remain in the employ of the Company or its Subsidiaries and to increase Grantee’s personal interest in the continued success and progress of the Company.
     The Company and Grantee therefore agree as follows:
     1. Grant of SAR. Subject to the terms and conditions herein, the Company grants to Grantee for the period commencing on ___, and expiring at 5 p.m. Central or Central Daylight (as applicable) time (“Close of Business”) on ___ (the “Award Term”), subject to earlier termination pursuant to paragraph 6 below, the right to the increase (if any) between the Fair Market Value of ___ shares (“Shares”) of Common Stock on the date of exercise over the Fair Market Value of such shares of Common Stock on the Date of Grant (the “Award”). The Fair Market Value of the shares of Common Stock on the Date of Grant is $_____ per share. To the extent the Award is vested pursuant to the terms of this Agreement, the increase (if any) between the Fair Market Value of the Shares on the date of exercise over the Fair Market Value of the Shares on the Date of Grant shall be paid in Company Common Stock as set forth in Section 5 below.
     2. Conditions of Exercise. The Award is exercisable only in accordance with the conditions stated in this paragraph.

     (a) Except as otherwise provided in this Agreement, or otherwise pursuant to action of the Committee, the Award may be exercised only to the extent the Award has become vested in accordance with the following schedule:

Date	Shares Available for Purchase
33 1/3%
66 2/3%
100%
     (b) The Award shall become fully vested by the Grantee, irrespective of the limitations set forth in subparagraph (a) above, upon the occurrence of a Change of Control (as defined in Section 14 below).
     (c) To the extent the Award becomes exercisable, such Award may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the Award Term or earlier termination thereof.
     (d) The foregoing provisions of this paragraph 2 are subject to (i) the provisions of paragraph 6 below, which addresses events that may result in early termination of the Award, and (ii) the provisions of any written employment agreement between the Company and Grantee that applies, by its terms, to this Agreement and that is in effect at the time its provisions would become operative with respect to this Agreement.
     3. Manner of Exercise. The Award shall be considered exercised (as to the number of Shares specified in the notice referred to in subparagraph (a) below) on the latest of (i) the date of exercise designated in the written notice referred to in subparagraph (a) below, (ii) if the date so designated is not a business day, the first business day following such date or (iii) the earliest business day by which the Company has received all of the following:
     (a) Written notice, in such form as the Committee may require, designating, among other things, the date of exercise and the number of Shares to be exercised, and for such purpose Shares must be exercised in multiples of 100 Shares (or the remaining balance if less than 100); and
     (b) Any other documentation that the Committee may reasonably require.
     4. Mandatory Withholding for Taxes. Grantee acknowledges and agrees that the Company shall deduct from the shares of Common Stock otherwise payable or deliverable upon exercise of the Award an amount of number of shares of Common Stock (valued at their Fair Market Value on the date of exercise) that is equal to the minimum statutory amount of all Federal, state and local taxes required to be withheld by the Company upon such exercise, as determined by the Company.
     5. Delivery by the Company. As soon as practicable after receipt of all items referred to in paragraph 3, and subject to the withholding referred to in paragraph 4, the Company shall deliver to Grantee certificates issued in Grantee’s name for the number of shares of Common Stock, in the form of the nearest number of whole shares of Common Stock, which represent the increase (if any) between the Fair Market Value of the Common Stock on the date of exercise over the Fair Market Value of the Common Stock on the Date of Grant. If delivery is by mail, delivery of shares of Common Stock shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to Grantee.
     6. Termination of Employment. Unless otherwise determined by the Committee in its sole discretion, the Award shall terminate, prior to the expiration of the Award Term, at the time specified below:
     (a) If Grantee terminates employment with the Company and its Subsidiaries voluntarily, then the Award shall terminate immediately upon such termination of Grantee’s employment; or
     (b) If Grantee’s employment with the Company and its Subsidiaries is terminated by the Company or a Subsidiary for Cause (as defined in any applicable employment agreement between the Company and Grantee or as determined by the Committee in its sole discretion in the absence of any such employment agreement), except for a termination within one year following a Change of Control, then the Award shall terminate immediately upon such termination of Grantee’s employment; or
     (c) If Grantee’s employment with the Company is terminated by the Company not for Cause (as defined above in subparagraph (b), or if terminated for Cause or not for Cause within one year following a Change of Control, then the Award, to the extent then exercisable, shall continue to be exercisable for a period not to exceed 90 days following Grantee’s termination of employment, but to the extent not exercisable on the date of Grantee’s termination from employment, the remaining unexercisable portion of the Award shall terminate as of such date; or
     (d) If Grantee’s employment with the Company and its Subsidiaries is terminated by reason of (i) Grantee’s death, (ii) Grantee’s retirement under an employee pension benefit plan maintained by the Company or a Subsidiary (“Retirement”), or (iii), Grantee’s Disability (as defined below), notwithstanding paragraph 2, the Award shall be fully exercisable and shall continue to be exercisable for the remainder of the Award Term.

     Notwithstanding any period of time referenced in this paragraph 6 or any other provision of this paragraph that may be construed to the contrary, the Award shall in any event terminate upon the expiration of the Award Term.
     “Disability” for purposes of this Agreement shall mean disability as defined in any written employment agreement between Grantee and the Company or a Subsidiary in effect at the time of the Grantee’s termination of employment or, in the absence of any such employment agreement, as determined by the Committee in good faith and/or pursuant to any long-term disability plan sponsored by the Company or applicable Subsidiary.
     7. Transferability of Award. During Grantee’s lifetime, Grantee may transfer the Award for no consideration to or for the benefit of Grantee’s Immediate Family (including, without limitation, to a trust only for the benefit of Grantee’s Immediate Family or to a partnership or limited liability company only for one or more members of Grantee’s Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Award prior to such transfer. The foregoing right to transfer the Award shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Award. The term “Immediate Family” shall mean Grantee’s spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include Grantee). Except as further provided in this paragraph 7, during Grantee’s lifetime, the Award is not transferable (voluntarily or involuntarily) other than pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, is exercisable only by Grantee or Grantee’s court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the Award shall pass upon Grantee’s death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Committee, provided that no such designation shall be effective unless so filed prior to the death Grantee. If no such designation is made or if the designated beneficiary does not survive Grantee’s death, the Award shall pass by will or the laws of descent and distribution. Following Grantee’s death, the Award, if otherwise exercisable, may be exercised by the person to whom such Award passes according to the foregoing and such person shall be deemed the Grantee for purposes of any applicable provisions of this Agreement.
     8. No Stockholder Rights. Grantee shall not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of Common Stock as to which this Agreement relates until such shares shall have been issued to Grantee by the Company. Furthermore, the existence of this Agreement shall not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section 15 of the Plan.

     9. Adjustments. As provided in Section 15 of the Plan, certain adjustments may be made to the Awards upon the occurrence of events or circumstances described in Section 15 of the Plan.
     10. Restrictions Imposed by Law. Without limiting the generality of Section 16 of the Plan, Grantee agrees that Grantee will not exercise the Award and that the Company will not be obligated to deliver any shares of Common Stock, if counsel to the Company determines that such exercise, or delivery would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the exercise of the Award or the resulting delivery of shares of Common Stock to comply with any such law, rule, regulation or agreement.
     11. Notice. Unless the Company notifies Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be (a) delivered personally to the following address:
Lennox International Inc.
c/o Corporate Secretary
2140 Lake Park Boulevard
Richardson, Texas 75080
or (b) sent by first class mail, postage prepaid and addressed as follows:
Lennox International Inc.
c/o Corporate Secretary
2140 Lake Park Boulevard
Richardson, Texas 75080
Any notice or other communication to the Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to Grantee’s address as listed in the records of the Company on the Grant Date, unless the Company has received written notification from Grantee of a change of address.
     12. Amendment. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 6 of the Plan. Without limiting the generality of the foregoing, without the consent of Grantee:
     (a) this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement; subject, however, to any required approval of the Company’s stockholders as determined by the Committee and, provided, in each case, that such changes or corrections shall not adversely affect the rights of Grantee with respect to the Award evidenced hereby without Grantee’s consent, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or to the interpretation of, any law or governmental rule or regulation, including any applicable Federal or state securities laws; and
     (b) subject to Section 6 of the Plan and any required approval of the Company’s stockholders, the Award evidenced by this Agreement may be canceled by the Committee and a new Award made in substitution therefore, provided that the Award so substituted shall satisfy all requirements of the Plan as of the date such new Award is made and no such action shall adversely affect the Award to the extent then exercisable without Grantee’s consent.
     13. Grantee Employment. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on Grantee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any employing Subsidiary to terminate the Grantee’s employment at any time, with or without cause; subject, however, to the provisions of any employment agreement between Grantee and the Company or any Subsidiary.
     14. Change of Control. As used in this Agreement, the terms set forth below shall have the following respective meanings:
     “Beneficial Owner” shall mean, with reference to any securities, any Person if:
     (i) such Person is the “beneficial owner” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement) such securities; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subsection (i) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (x) arises solely from a revocable proxy or consent given in response to a public (i.e., not including a solicitation exempted by Rule 14a-2(b)(2) of the General Rules and Regulations under the Exchange Act) proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (y) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or
     (ii) such Person is a member of a group (as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) that includes any other Person (other than Exempt Persons) that beneficially owns such securities;
provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” any security held by a Norris Family Trust with respect to which such Person acts in the capacity of trustee, personal representative, custodian, administrator, executor, officer, partner, member, or other fiduciary; provided, further, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition. For purposes hereof, “voting” a security shall include voting, granting a proxy, consenting or making a request or demand relating to corporate action (including, without limitation, a demand for a stockholder list, to call a stockholder meeting or to inspect corporate books and records) or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act) in respect of such security.
     The terms “beneficially own” and “beneficially owning” shall have meanings that are correlative to this definition of the term “Beneficial Owner.”
     “Change of Control” shall mean any of the following occurring on or after the date of this Agreement:
     (i) Any Person (other than an Exempt Person) shall become the Beneficial Owner of 35% or more of the shares of Common Stock then outstanding or 35% or more of the combined voting power of the Voting Stock of the Company then outstanding; provided, however, that no Change of Control shall be deemed to occur for purposes of this subsection (i) if such Person shall become a Beneficial Owner of 35% or more of the shares of Common Stock or 35% or more of the combined voting power of the Voting Stock of the Company solely as a result of (x) an Exempt Transaction or (y) an acquisition by a Person pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (x), (y) and (z) of subsection (iii) of this definition are satisfied;
     (ii) Individuals who, as of the date of this Agreement, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date of this Agreement whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; provided, further, that there shall be excluded, for this purpose, any such individual whose initial assumption of office occurs as a result of any actual or threatened election contest that is subject to the provisions of Rule 14a-11 under the Exchange Act;
     (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (x) more than 65% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding Voting Stock of such corporation is beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such reorganization, merger or consolidation (ignoring, for purposes of this clause (x), the first proviso in the definition of “Beneficial Owner” set forth above) in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation of the outstanding Common Stock, (y) no Person (excluding any Exempt Person or any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 35% or more of the Common Stock then outstanding or 35% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 35% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding Voting Stock of such corporation and (z) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or initial action by the Board providing for such reorganization, merger or consolidation; or
     (iv) Approval by the shareholders of the Company of (x) a complete liquidation or dissolution of the Company, unless such liquidation or dissolution is approved as part of a plan of liquidation and dissolution involving a sale or disposition of all or substantially all of the assets of the Company to a corporation with respect to which, following such sale or other disposition, all of the requirements of clauses (y)(A), (B) and (C) of this subsection (iv) are satisfied, or (y) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which, following such sale or other disposition, (A) more than 65% of the then outstanding shares of common stock of such corporation and the combined voting power of the Voting

Stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such sale or other disposition (ignoring, for purposes of this clause (y)(A), the first proviso in the definition of “Beneficial Owner” set forth above) in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock, (B) no Person (excluding any Exempt Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35% or more of the Common Stock then outstanding or 35% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 35% or more of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding Voting Stock of such corporation and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or initial action of the Board providing for such sale or other disposition of assets of the Company; or
     (v) If the Grantee is an employee of a Subsidiary of the Company, a Change of Control is deemed to have occurred at such time as any of the following occur while such Grantee is an employee of such Subsidiary: (A) such Subsidiary shall no longer be deemed to be a Subsidiary of the Company or (B) the sale or transfer of all or substantially all of the assets of such Subsidiary to any Person other than the Company or a Subsidiary of the Company.
     “Common Stock” shall mean the common stock, par value $.01 per share, of the Company.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     “Exempt Person” shall mean (i) the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, and any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan, (ii) any Person who is shown under the caption “Principal and Selling Stockholders” in the Company’s final prospectus dated July 28, 1999 relating to its initial public offering of the Common Stock as beneficially owning (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement) one percent or more of the Common Stock and (iii) any lineal descendant and any spouse of any such lineal descendant of D.W. Norris, but only if such lineal descendant and any spouse of any such lineal descendant shall not at any time hold shares of Common Stock or Voting Stock of the Company with the primary purpose of effecting with respect to the Company (A) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, (B) a sale or transfer of a material amount of assets, (C) any material change in the capitalization, (D) any other material change in the business or corporate structure or operations, (E) changes in the corporate charter or bylaws or (F) a change in the composition of the Board or of the members of senior management.
     “Exempt Transaction” shall mean an increase in the percentage of the outstanding shares of Common Stock or the percentage of the combined voting power of the outstanding Voting Stock of the Company beneficially owned by any Person solely as a result of a reduction in the number of shares of Common Stock then outstanding due to the repurchase of Common Stock by the Company, unless and until such time as such Person shall purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting 3% or more of the then outstanding shares of Common Stock or additional Voting Stock representing 3% or more of the combined voting power of the then outstanding Voting Stock.
     “Norris Family Trust” shall mean any trust, estate, custodianship, other fiduciary arrangement, corporation, limited partnership, limited liability company or other business entity (collectively, a “Family Entity”) formed, owned, held, or existing primarily for the benefit of the lineal descendants of D.W. Norris and any spouses of such lineal descendants, but only if such Family Entity shall not at any time hold Common Stock or Voting Stock of the Company with the primary purpose of effecting with respect to the Company (i) an extraordinary corporate transaction, such as a merger, reorganization or liquidation (ii) a sale or transfer of a material amount of assets, (iii) any material change in capitalization, (iv) any other material change in business or corporate structure or operations, (v) changes in corporate charter or bylaws, or (vi) a change in the composition of the Board or of the members of senior management.
     “Person” shall mean any individual, firm, corporation, partnership, association, trust, unincorporated organization or other entity.
     “Subsidiary” mean, with respect to any Person, (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation), including, without limitation, a joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, have at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Persons performing similar functions).
     “Voting Stock” shall mean, with respect to a corporation, all securities of such corporation of any class or series that are entitled to vote generally in the election of directors of such corporation (excluding any class or series that would be entitled so to vote by reason of the occurrence of any contingency, so long as such contingency has not occurred).
     15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

     16. Construction. References in this Agreement to “this Agreement” and the words “herein,” “hereof,” “hereunder” and similar terms include all Exhibits and Schedules appended hereto, including the Plan. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Committee thereunder. All decisions of the Committee upon questions regarding the Plan or this Agreement shall be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.
     17. Duplicate Originals. The Company and Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.
     18. Rules by Committee. The rights of Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Committee may adopt from time to time hereafter.
     19. Entire Agreement. Subject to the provisions of any applicable written employment agreement between Grantee and the Company or any Subsidiary, Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Award and replaces and makes null and void any prior agreements, oral or written, between Grantee and the Company regarding the Award.

     20. Grantee Acceptance. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.

LENNOX INTERNATIONAL INC.
By:
	Name:	William F. Stoll, Jr.
	Title:	Executive Vice President, Chief Legal Officer, and Secretary

ACCEPTED:
Employee

Exhibit A
to
Employee’s Stock Appreciation Rights Agreement dated as of __________, 2005
1998 Incentive Plan of Lennox International Inc.

Exhibit B
to
Employee’s Stock Appreciation Rights Agreement dated as of __________, 2005
1998 Incentive Plan of Lennox International Inc.
Designation of Beneficiary
I, (the “Grantee”), hereby declare that upon my death:

(Name) (the “Beneficiary”)

(Address),
who is my

(Relationship to Grantee),
shall be entitled to the Award and all other rights accorded the Grantee by the above-referenced agreement (the “Agreement”).
     It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary’s survival of the Grantee’s death. If any such condition is not satisfied, such rights shall devolve according to the Grantee’s will or the laws of descent and distribution.
     It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may be revoked only in writing, signed by the Grantee, and filed with the Company prior to the Grantee’s death.

Date	Employee